April 10, 2017 Investor Presentation Exhibit 99.1

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) Pending governmental and internal investigations may result in adverse findings, reputational damage, the imposition of sanctions and other negative consequences; (ii) management time and resources may be diverted to address pending governmental and internal investigations as well as any related litigation; (iii) the recent resignation of our chief executive officer might cause a loss of confidence among certain customers who may withdraw their deposits or terminate their business relationships with us; (iv) our performance may be adversely affected by the management transition resulting from the recent resignation of our chief executive officer; (v) risks that the Company’s acquisitions and dispositions, including the acquisitions of branches from Banco Popular, The Private Bank of California, and CS Financial, Inc., the disposition of the Banc Home Loans Division, and the acquisition and disposition of The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities and loan portfolios; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward-looking Statements

ENTREPRENEURIALISM SUPERIOR ANALYTICS OPERATIONAL EXCELLENCE WE ARE CALIFORNIA’S BANK. Empowering California Through Its Diverse Businesses, Entrepreneurs and Communities

We Are California’s Bank Mission-based Approach has Delivered Compelling Financial Results Commercial Banking Focus with Strong and Stable Asset Quality Key Highlights (4Q16) Assets $11.0 billion Net Income $33.3 million Deposits $9.1 billion ROAA 1.1% Loans $6.7 billion ROATCE 17.3% CET1 Ratio 9.44% NPA / Assets 0.16% # of Branches 371 Efficiency Ratio2 67% +75% Net Income4 As of March 31, 2017. 2 Adjusted efficiency ratio for 4Q16 including the pre-tax effect of investments in alternative energy partnerships 3 Source: SNL Financial, Data as of 4/7/2017. 4 Dollars in millions Market Valuation Ticker: NYSE: BANC Market Cap: $1.0 billion3

OUTSTANDING

WE BELIEVE IN CALIFORNIA.

Large and Attractive Demographic Base

- **39.3 Million** CA population[1]
- **5.4% Population growth** 15% higher Than National Average[2]
- **$61,818 Household Income** 15% Higher than National Average[3]

Solid and Improving Employment Trends

- **5.2% CA Unemployment Rate** 2016 saw lowest rate since 2007[4]
- **14.0 Million CA Private Nonfarm Employment** >11% of Total National Employment[5]
- **3.6 Million** CA Small Businesses[6]

Robust and Growing Economy

- **6th Largest World Economy** $2.4 Trillion GDP[7]
- **>13% of Total U.S. GDP** Largest of Any State[8]
- **3.0%** CA GDP Growth in 2015[8]

Attractive Investment Opportunity

- Largest and most liquid residential and commercial real estate market in the country
- CA is a national leader in the technology, aerospace and life sciences industries as well as entertainment, tourism and agriculture
- CA firms have attracted venture capital funding in recent years that has equated or exceeded the amount received by firms in the other 49 states combined[9]
- California banks have historically traded at a premium to national average given attractive market demographics

1 Census.gov (2017 est.); 2 Census.gov (April 1, 2010 to July 1, 2016); 3 Census.gov (2011-2015) in 2015 dollars; 4 BLS.gov (Dec. 2016); 5 ADP Employment Report (Dec. 2016); 6 SBA.gov; 7 IMF World Economic Outlook (April 2016); 8 BEA Global Insight; 9 PWC Money Tree Report (Feb 2017)

4

Rank Name Total Assets1 Focus 1 Wells Fargo & Company $ 1,930,115 National 2 First Republic Bank 73,278 National High Net Worth 3 SVB Financial Group 44,684 National Technology Sector Focused 4 East West Bancorp, Inc. 34,789 U.S./China Focused 5 PacWest Bancorp 21,870 National Specialty 6 Cathay General Bancorp 14,521 U.S./China Focused 7 Hope Bancorp, Inc. 13,442 Korean American Focused 8 Banc of California, Inc. 11,030 Exclusively California Focused 9 CVB Financial Corp. 8,074 California Focused 10 Opus Bank 7,883 West Coast Focused Mid-Sized Banks Source: SNL, data as of 12/31/2016, Dollars in millions The Only Mid-Sized Bank Focused Exclusively on CA Five Other Mid-Sized Banks Have a National, Ethnic or Sector Focus Outside of California

We Empower California’s Businesses and Entrepreneurs Funded Over $4 Billion of Commercial Banking Segment Loans to Clients in 2016 Lending Platforms Commercial Lending Commercial Real Estate Multi-Family Residential Jumbo Portfolio SBA Asset-Backed Lines of Credit Security-Backed Lines of Credit Warehouse Construction and Rehabilitation Entertainment and Private Healthcare, Municipal, Nonprofit Banking Platforms Commercial Private Retail Institutional Payment Solutions

BANC businesses approaching maturation of platform BANC Business Units Ranked Across J-Curve J-Curve Businesses Qualitatively Trending Towards Increased Maturation CRE & Multi Family Lending Commercial Banking Private Banking Construction & Rehab Lending SBA Lending Warehouse Lending Retail Banking Institutional Banking Payment Solutions Healthcare, Municipal & Nonprofit Portfolio Lending Market Opportunity Spread Across Business Units Investment in Diverse Businesses Supports Vision of Being California’s Bank Investment required for businesses to reach inflection towards growth

Guiding Principles: Fresh Perspective on Business Outlook Four Pillar Approach Supports Shareholders, Clients, Employees and Communities Mission & Vision We are California’s Bank Responsible & Disciplined Growth Strong & Stable Asset Quality Focus & Optimization Growing Spread-Based Revenue Demonstrating Expense Management & Efficiency Investing in Commercial Businesses Shareholders Clients Employees Communities Strong Corporate Governance 1 2 3 4

+36% Total Commercial Loan Balances1 Annual deposit growth of $2.8 billion, Commercial loan balance growth of $1.0 billion +45% Total Deposits1 Dollars in billions $3.8 billion after sale of Commercial Equipment Finance division Disciplined and Responsible Deposit & Loan Growth Concerted Focus on Increasing Core Deposit Base to Fund Increased Commercial Banking Lending 1

+40% Dollars in millions High quality earnings driven by increased commercial loan balances Loans Held for Investment1 Net Interest Income1 +16% Growing Commercial Loans and Net Interest Income Consistent Performance in Spread-Based Revenue Complemented by Increased Commercial Mix 1

Dollars in millions C &I Loans include C&I, SBA and Lease loans Total 4Q16 loan balance before sales 100% = $1.0 billion 4Q16 Commercial Banking Segment Loan Production 4Q16 Net Loan Growth1 +5% Disciplined Loan Growth and Balance Sheet Optimization Strong Loan Production Diversified Across Asset Classes 1

BANC Capital Ratios Capital Ratios Exceeding Basel III Guidelines Common Equity Tier 1 Ratio and Tier 1 Risk-Based Ratio at Highest Levels in Over a Year 1

NPAs/Equity Nonperforming Assets1 ALLL and NPL Coverage Total Delinquent Loans2/Total Loans -75% -52% Dollars in millions Total delinquent loans are loans 30+ days delinquent Asset Quality Remains Strong and Stable Strong Credit Culture Continues to Strengthen Asset Quality 2

NPAs/Assets2 Peer group figures contain the most recently available public data as of 4/5/17 Source: SNL Financial; Non-performing assets ex restructured loans / Total Assets Nonperforming Asset Levels Among Best in Peer Group Strategic Focus on Asset Quality has Driven NPAs/Assets to Among Best in Class Relative to Peers1 2

In the first quarter of 2017, the Company: Announced divestiture of Banc Home Loans and disposition of MSRs. These initiatives lower reliance on gain on sale income and reduce operational and compliance risks associated with the complexity of mortgage lending operations. Also, improves efficiency ratio and allows the Bank to redeploy capital to commercial lending operations. Announced cost efficiency initiatives which will reduce expenses by $30 million on an annualized basis In the fourth quarter of 2016, the Company: Completed divestiture of Commercial Equipment Finance division, representing $243 million of loans, to reduce credit risk within loan portfolio and to refocus on California and its communities Optimized balance sheet through the sale of $604 million of seasoned residential mortgage loans to support more traditional client relationship originations by unlocking capital and balance sheet capacity Reduced risk through disposition of $18 million of nonperforming loans Reduced NPA’s to assets to 0.16%, near best in class, through proactive balance sheet de-risking Strategic Actions to Focus & Optimize Balance Sheet Recent Strategic Actions Enhance Focus on Commercial Banking Businesses 3

Transaction Overview Divestiture of BANC Home Loans Transaction: Transaction Value: Sale of BANC Home Loans, including origination platform, direct staff, and selected BANC shared service support staff. Buyer: Caliber Home Loans, Inc. (CHL) Upfront: $25 million cash premium payment, plus approximately $2 million for certain net assets at book value Up to an additional $5 million premium available tied to loan officer retention by Caliber upon final transfer date, June 26, 2017 Earn-out: tied to origination volumes produced by BHL over following 38 months In the near term, reinvestment of some of the unlocked capital resulting from this sale into loans and securities that will partially offset the immediate impacts of lost gain on sale revenue due to the removal of the agency mortgage operations Over time, substitute BHL Loans Held for Sale with higher yielding commercial loans Balance Sheet Impact: Closed: Regulatory Approval: March 30, 2017 No Approvals Required 3 MSR Sale: Concurrently, BANC will sell Mortgage Servicing Rights to Caliber for approximately $36 million, resulting in an expected loss of approximately $3.5 million

57% 57% Advances BANC Commercial Banking Strategy Reduces Risk and Earnings Volatility Improves Efficiencies Shifts our focus and investment on simplification of lending platform as well as targeted commercial products and services Increases revenue concentration toward recurring spread-based income Allows for expansion and focus on core competencies related to C&I, CRE & Multifamily, Portfolio lending, Institutional and Private Banking Expect to continue to operate Portfolio Lending business with jumbo residential loans Rising interest rate risk can create volatility in the mortgage banking business Reduces credit, operational, and compliance risk associated with mortgage lending Increased focus on generating recurring spread based income will provide stable earnings base Will result in improved consolidated efficiency ratio Noninterest expenses will decrease by over $170 million annually Reduction in total headcount by 50% Increases efficiency of Assets / FTE to above peer median1 Additional cost reduction strategies being implemented Strategic Rationale of Banc Home Loans Divestiture Directly Aligned with Emphasis on Focus and Optimization of Business 3 Source: SNL Financial. Peer figures as of Q3 2016 and includes FRC, SIVB, EWBC, PACW, WAL, CATY, WAFD, HOPE, WABC, CVBF, BOFI, OPB

Divestiture of BHL Increasingly Drives Revenue Toward NII Revenue Transformation Focused on Increased Concentration of Recurring Spread-based Revenue Transformative shift in revenue generation Target revenue mix aligned with refined focus on Commercial Banking activities Dependence upon gain on sale items decreases dramatically Improving revenue contribution from core-banking activities consistent with traditional, spread based lender FY 2016 FY 2016 Ex-BHL1 FY 2016 results backing out Banc Home Loans contribution 3

% Share of Revenue for FY 20161 Commercial Banks Mortgage-focused banks Banc of California vs Peers Revenue Mix Commercial Banking Franchises Less Reliant on Gain on Sale of Loans NII Median 86% NII Median 60% Data from SNL Financial BANC FY2016 Ex-BHL 3

Demonstrating Expense Management & Optimization Disciplined Cost Management & Organizational Consolidation Results in Significant Expense Savings Mission & Vision We are California’s Bank Responsible & Disciplined Growth Strong & Stable Asset Quality Focus & Optimization Growing Spread-Based Revenue Demonstrating Expense Management & Efficiency Investing in Commercial Businesses Shareholders Clients Employees Communities Strong Corporate Governance Reduce Efficiency Ratio Expect to realize $30 million annualized savings through reduction in force efforts on compensation and benefits via FTE reduction. This is included in the $170 million expense run-rate reduction Achieve Adjusted Efficiency Ratio of sub-60%1 by YE 2017 Organizational Consolidation Reduction in Headcount Department Consolidation / Elimination Role Elimination Implement right-sizing and restructuring plan Merging of Analytical Groups: Business Intelligence, Business Transformation, and Operational Excellence Real Estate Savings Intent to exit duplicative executive office space Consolidate offices and reduce rent costs Lease out office spaces for additional income Technology / Outsourcing Selective outsourcing Savings on Encompass LOS Licensing, Microsoft Software Licensing, and Circuit Costs Other Savings Opportunities Contracts and Sponsorships 3 1 Adjusted efficiency ratio includes the pre-tax effect of investments in alternative energy partnerships

Adjusted efficiency ratio includes the pre-tax effect of investments in alternative energy partnerships Dollars in millions Source: SNL Financial. Peer figures as of Q3 2016 and includes FRC, SIVB, EWBC, PACW, WAL, CATY, WAFD, HOPE, WABC, CVBF, BOFI, OPB Adjusted Efficiency Ratio1 -27% Assets / FTE2 Improving Long-Term Efficiency Trend Continued Maturation Facilitates Increased Asset Productivity +135% 3 Peer Median3 $11.5

Los Angeles Football Club (LAFC) Partnership

3 LAFC Partnership Aligns with Mission and Provides Tangible Economic Returns

Expect to Reallocate Existing Sponsorship Spend Towards LAFC to Partially Offset Partnership Expense

Broader realignment of financial sponsorships, marketing and community reinvestment act (CRA) dollars

- Average annual expenses related to LAFC commitment will be partially offset by reallocating existing sponsorship, event, and CRA expenses over the 15 year period
  - Direct sponsorships[1] $2.4 million
  - Incremental sponsorship related costs[1] $0.4 million
  - CRA efforts redeployed[1] $0.7 million

Re-allocating $3.5 million of existing expense to partially offset annual LAFC partnership expense

Partnership will result in direct incremental banking opportunities including:

- Co-lead for stadium construction financing
- Significant core deposits
- Branch location at stadium
- Exclusive financial services provider for the stadium and team
- Cobranded team themed credit, debit, and prepaid cards

Stadium construction directly results in incremental economic development including[2]:

$350 million	$129 million	40%	1,800
Development in south Los Angeles	Annual economic activity	Local resident job commitment	Permanent full-time jobs

1 Figures shown are annual figures averaged over 15 years
2 Economic figures from LAFC

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Board Has Significantly Enhanced Corporate Governance Review of Actions Completed to Date Over the Past 10 Weeks CEO Resigned as of January 23, 2017 Separated role of Non-Executive Chairman and CEO Elected new Independent Chairman; Eliminated Lead Independent and Vice Chair Roles Eliminated Executive Committee of the Board Separated Compensation and Nominating / Governance Committees Into Two Committees Positioned New Committee Members on Both Compensation and Governance Committees Former Lead Independent and Vice Chair Retired from Board Added 4 New Outside Directors to Board: Added Richard Lashley (PL Capital) to Board, and added Kirk Wycoff (Patriot) to Board. Both are significant shareholders Appointed Mary Curran and Bonnie Hill to Board, effective upon annual stockholder meeting on June 9 Reduced Director Compensation Revised Stock Ownership Guidelines to Increase from 3x to 5x for Director Stock Holdings as Multiple of Cash Base Retainer Adopted Revised Bylaws to Lower Threshold for Calling Special Meeting of the Board Approved New Policy to Tighten Controls on Outside Business Activities Approved New Policy to Add Rigor to Review and Approval of Related Party Transactions Further Actions to Strengthen the Company’s Corporate Governance are Under Consideration, Including: Review of All Executive Compensation and Benefit Programs 4

Why Invest in Banc of California Mission-based Approach has Delivered Compelling Financial Results Recent Actions Enhance Focus on Core Commercial Banking Businesses 3 Well-Positioned in Attractive California Markets 1 2 Significant Improvements Made to Corporate Governance 4 Full Service Commercial Bank with Product Set that Rivals Larger Regional Banks (Commercial Banking, Institutional Banking, Private Banking, Residential Portfolio Jumbo, Warehouse, and Construction & Rehab Lending) Focused on Core, Relationship-based, Deposit Growth Only Mid-Sized Bank Focused Exclusively on the 6th Largest World Economy Strategic Focus on Improving Asset Quality has Driven NPAs/Assets to .16%, Which is Among Best in Class Relative to Peers Additional Enhancements to Corporate Governance and Executive Compensation Programs are Ongoing Strong Credit Quality

Adjusted efficiency ratio includes the pre-tax effect of investments in alternative energy partnerships Metric Q4 2017 ROAA > 0.90% Efficiency Ratio1 <60% Total Assets ~$12 billion 2017 Outlook Reflects Business Post BHL Mortgage Sale Increasing spread-based revenues, driven by net interest income Held for investment (HFI) loan growth of 15%+ for full-year 2017 Targeting residential loans <35% of total loans Securities portfolio expected to decline year-over-year Growing core deposit balances throughout the year, while reducing brokered deposits Substantial cost saving and expense management program to drive adjusted efficiency ratio1 to <60% by Q4 2017 No capital raises required in 2017

Q1 2017 Expectations BANC Expects Q1 to Include Various Non-Recurring Items Focused on Increasing Core, Sustainable Earnings Throughout Q2 – Q4 Q1 expected to include various non-recurring items, driven by sale of BHL, optimization, and restructuring items Post the sale of BHL, the primary focus is on core, commercial banking businesses which will generate more stable and consistent earnings Net gain on sale of BHL and MSRs during the first quarter of $14 million is expected to be more than offset by other severance expenses, restructuring expense and increased legal and audit costs, totaling over $16 million in Q1 Q1 expenses elevated as the Company accelerated cost efficiency measures including headcount reductions to drive the efficiency ratio lower and closer to peer levels by year-end As a result of these actions, the Company expects core earnings to increase and build each quarter throughout 2017 and is focused on positioning the Company to deliver strong and consistent returns by Q4

VISION We Are California’s Bank.

MISSION Empowering California through its Diverse Businesses, Entrepreneurs and Communities

WE BELIEVE We Believe In Empowering Dreams. We Believe In Strong Partnerships. We Believe In California.

Return on average tangible common equity and efficiency ratio as adjusted to include the pre-tax effect of investments in alternative energy partnerships constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance. Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders’ equity. Banking regulators also exclude goodwill and other intangible assets from stockholders’ equity when assessing the capital adequacy of a financial institution. Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pretax return, which includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Non-GAAP Financial Measures

(in thousands) 2016 2015 2014 2013 Noninterest expense $ 442,676 $ 332,201 $ 263,472 $ 178,101 Loss on investments in alternative energy partnerships, net (31,510) - - - Adjusted noninterest expense $ 411,166 $ 332,201 $ 263,472 $ 178,101 Net interest income $ 325,473 $ 223,717 $ 155,277 $ 97,229 Noninterest income 271,880 220,219 145,637 96,743 Total revenue 597,353 443,936 300,914 193,972 Tax credit from investments in alternative energy partnerships 33,405 - - - Deferred tax expense on investments in alternative energy partnerships (5,846) - - - Tax effect on tax credit and deferred tax expense (1) 19,080 - - - Loss on investments in alternative energy partnerships, net (31,510) - - - Total pre-tax adjustments for investments in alternative energy partnerships 15,129 - - - Total adjusted revenue $ 612,482 $ 443,936 $ 300,914 $ 193,972 Efficiency ratio 74.11% 74.83% 87.56% 91.82% Adjusted efficiency ratio for excluding the effect of investments in alternative energy partnerships 67.13% 74.83% 87.56% 91.82% Non-GAAP Reconciliation Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships Utilized a 40.91 percent tax rate

(in thousands) 2016 2015 2014 2013 Average total stockholders' equity $ 906,831 $ 612,393 $ 413,454 $ 264,818 Less average preferred stock (267,054) (161,288) (79,877) (56,284) Less average goodwill (39,244) (33,541) (32,326) (15,872) Less average other intangible assets (16,654) (22,222) (11,739) (9,580) Average tangible common equity $ 583,879 $ 395,342 $ 289,512 $ 183,082 Net income $ 115,416 $ 62,072 $ 30,205 $ (84) Less preferred stock dividends (19,914) (9,823) (3,640) (2,185) Add amortization of intangible assets 4,851 5,836 4,079 2,651 Add impairment on intangible assets 690 258 48 1,061 Less tax effect on amortization and impairment of intangible assets(1) (1,939) (2,133) (1,445) (1,299) Net income available to common stockholders $ 99,104 $ 56,210 $ 29,247 $ 144 Return on average equity 12.73% 10.14% 7.31% -0.03% Return on average tangible common equity 16.97% 14.22% 10.10% 0.08% Non-GAAP Reconciliation Return on average tangible common equity Utilizes a 35% effective tax rate